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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                  CURENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                October 26, 2001
                   Date of Report (Date of earliest reported)

                               TS&B Holdings, Inc.
             (Exact name of registrant as specified in its chapter)

           UTAH                      333-29903                    75-2337459
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation              File Number)             Identification No.)

                    10 Gunnebo Drive, Lonoke, Arkansas 72086
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code 501-676-2994

                               Ammonia Hold, Inc.
          (Former name or former address, if changed since last report)

Item 1 Change in Control of Registrant

Not applicable.

Item 2 Acquisition of Disposition of Assets

On October 26, 2001, the Company signed a Definitive Agreement to purchase Lucas
Trucking and Equipment Sales, Inc. A copy of this agreement is attached as an
Attachment 1.

Lucas Truck & Equipment Sales Inc., in the State of Oregon, is a privately held company in the retail truck and equipment business with existing Volvo, Mack
Truck, Western Star, TransCraft and Hino (Toyota) franchises. Lucas Truck had revenues of $9.3 Million for the year ended June 30, 2001.

The acquisition price was $1,500,000 USD and was made with 600,000 shares of
Company stock at $2.50 per share.

The Lucas Truck purchase completes the first phase of the Company's trucking business line. The Company is currently in discussions with several other trucking related businesses, including strategically located distributors as well as freight transportation companies.

This acquisition is the first acquisition under the Company's model. The Company currently has ten (10) prospective acquisitions with signed Letters of Intent.
These companies represent primarily the marine, construction and manufacturing industries. Several of these companies are in the final due diligence process.

These prospective acquisitions, if all completed, would be significantly in excess of the "$60 million over 36 months" goal the Board had originally forecast in its redirection plan with TransAtlantic Surety and Bond Company,
Ltd.

As more fully described in Item 5 below, the acquisition program will be executed by and expanded Company management team and an in-house Investment
Banking Division.

Item 3 Bankruptcy and Receivership

Not applicable.

Item 4 Changes in Registrant's Accountant

Not applicable.

Item 5 Other Events and Regulation FD Disclosure.

On October 26, 2001, the Company announced that it has expanded its management team (See Attachment 2 for copy of Press Release). The Company recognized that to effectively implement its Holding Company Model and the related acquisition strategy, it must expand management. Effective this date, the Board of Directors unanimously elected Roy Y. Salisbury, Chief Executive Officer, Scott R. Neils,
Chief Financial Officer, and Charles Giannetto, General Counsel. Charles
Giannetto had previously been elected to the Board of Directors in the September
29, 2001 Shareholder meeting. Messers. Salisbury, Neils and Giannetto are partners in TransAtlantic Surety and Bond Company, Ltd., a major shareholder of the Company. Michael D. Parnell remains as Company President and Chairman of the
Board.

In addition, the Company announced the expansion of its financial services capabilities through the establishment of an Investment Banking Division. This
Division will be responsible for the execution of the Acquisition Strategy approved earlier by the Board. This Division will handle all acquisitions for
TS&B. It will also offer investment banking services to corporate clients, on a fee basis. These services will include identification of acquisition candidates, structure of transaction, implementation and integration of purchase and other financial services as requested by client.

TS&B Holding, Inc. - Acquisition Strategy

The following outline briefly demonstrates the steps to growth through acquisition:

>>      Project Managers locate, evaluate and propose the acquisition of a target company within a specified geographical area. Pre-selected and targeted acquisition candidates are approached and a level of interest is determined.

>>      A comprehensive evaluation of the acquisition candidate is undertaken to determine valuation and sale price. A method of purchase is structured using
Cash, Securities and assumed Debt.

>>      TS&B Holding, Inc. has management teams that have the depth and knowledge to augment all aspects of a strategic alliance. Coupled with TS&B
Holding, Inc.'s team are top legal and CPA firms.

>>      As part of the acquisition process, each subsidiary manager, i.e.
seller, submits a three-year operating plan for approval by TS&B Holding, Inc.
Each seller, as subsidiary management, maintains complete operational and P&L control of his respective firm, provided that operating results are consistent with the approved plan. At a negotiated future date, each seller will have the right to either buy back their firm, or request it be spun out as a public company.

>>      Although each seller gives up stock ownership control, he receives an interest in the parent company. Due to the conglomerate nature, this equates to interest in multiple companies. This diversification strengthens the stock value of each individual participant and all shareholders.

>>      Each of the core acquisition companies will be a primary focus for development and growth. The mechanism to establish growth is through the formation of subsidiaries with a minimum of two medium size divisions. All entities in the conglomerate use the combined strength of the participants to raise capital.

>>      Cost savings are generated through combining cost centers, such as human resources and accounting.

>>      The core group of stockholders has extensive checks and balances in place to ensure that TS&B Holding, Inc. will carry out its stated goal. TS&B
Holding, Inc. will have a Board of Directors consisting of at least nine (9)
members. Board membership will include the President of TS&B Holding, Inc, one director from each acquired firm and two (2) outside directors

>>      Finally, a proposed exit strategy is for the core acquisition group, composed of acquired subsidiaries, to go public through a registered distribution or IPO at some point in the future.

Growth Opportunities

The Company can capitalize on changing markets within the scope of the acquired subsidiary's business through:

>>      Organic growth
>>      Additional related acquisition(s)
>>      Leveraging its business system in additional markets.

By its very nature, the business of acquisition consumes more capital than it generates causing the leverage of future earnings. Accordingly, accomplishing the Company's growth program is dependent upon the availability of fresh equity, credit lines and subordinated debt.

Safe Harbor Statement

The statements contained herein which are not historical are forward looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward looking statements, including, but not limited to, the Company's ability to market its products and services and future customer acceptance for these products and services and other risks detailed from time to time in company documents furnished to investors.

Item 6 Resignations of Registrant's Directors

Not applicable.

Item 7 Financial Statements and Exhibits

(B) Exhibits
              2.    Plan of Acquisition
             99.    Press Release dated October 26, 2001

Item 8 Changes in Fiscal Year

Not applicable.

Item 9 Regulation FD Disclosure

Not applicable.

                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TS&B Holdings, Inc.
                                            (Registrant)
Date: November 1, 2001
                                         /s/Charlie Giannetto
                                            Charlie Giannetto, General Counsel